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                       [Letterhead of BDO Seidman, LLP]

December 20, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madame:

We have read Item 4 included in Form 8-K dated December 22, 1999 of Euroweb International Corp. and are in agreement with the statements contained therein insofar as they pertain to us.

Very truly yours,

/s/ BDO Seidman, LLP

BDO Seidman, LLP

cc: Frank R. Cohen - Euroweb International Corp.
    George J. Martin Jr. - Coudert Brothers